SECURITIES AND EXCHANGE COMMISSION
                           Washington, D.C.  20549



                                  FORM 8-K



                           Current Report Pursuant
                        to Section 13 or 15(d) of the
                       Securities Exchange Act of 1934



      Date of Report (Date of Earliest Event Reported):  July 9, 1997



                      AMLI RESIDENTIAL PROPERTIES TRUST
           ------------------------------------------------------
           (Exact Name of Registrant as Specified in its Charter)



                                  Maryland
               ----------------------------------------------
               (State or Other Jurisdiction of Incorporation)



             1-12784                              36-3925916
     ------------------------        ------------------------------------
     (Commission File Number)        (I.R.S. Employer Identification No.)



125 South Wacker Drive, Suite 3100,
         Chicago, Illinois                           60606
----------------------------------------          ----------
(Address of Principal Executive Offices)          (Zip Code)



                               (312) 443-1477
            ----------------------------------------------------
            (Registrant's Telephone Number, Including Area Code)



                               Not Applicable
        -------------------------------------------------------------
        (Former Name or Former Address, if Changed Since Last Report)

ITEM 5.  OTHER EVENTS.

     An underwriting agreement with respect to Common Shares of Beneficial Interest of AMLI Residential Properties Trust and a list of subsidiaries of AMLI Residential Properties Trust are filed as exhibits hereto.



ITEM 7.   FINANCIAL STATEMENTS AND EXHIBITS.

      (c)   Exhibits.

            1.1 Underwriting Agreement, dated July 9, 1997, among Morgan Stanley & Co. Incorporated, AMLI Residential Properties Trust and AMLI Residential Properties, L.P.

            21.1  List of Subsidiaries of AMLI Residential Properties
Trust.

                                 SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                    AMLI RESIDENTIAL PROPERTIES TRUST




Dated:  July 10, 1997   By:         /s/ CHARLES C. KRAFT
                                    ------------------------------------
                        Name:       Charles C. Kraft
                        Title:      Treasurer

                              INDEX TO EXHIBITS

EXHIBIT
  NO.      DOCUMENT DESCRIPTION
------     --------------------

1.1        Underwriting Agreement, dated July 9, 1997, among
           Morgan Stanley & Co. Incorporated, AMLI Residential
           Properties Trust and AMLI Residential Properties, L.P.

21.1       List of Subsidiaries of AMLI Residential Properties
           Trust.